PROMISSORY NOTE

$430,000                                                                                                                                                                                     Santa Ana, California

                                                                                                                                                                                                    May 6, 2009

            FOR VALUE RECEIVED, VillageEDOCS, Inc. a Delaware corporation, with offices at 1401 N. Tustin Ave., Suite 230 Santa Ana, California, 92705-8686. (the "Company") hereby promises to pay C. Alan Williams and Joan P. Williams, Community Property (the "Holder"), at PO Box 2018, Fallbrook, CA  92088-2018 or at such other place as Holder may from time to time designate in writing, with grace as herein provided, the aggregate principal sum of Four Hundred Thirty Thousand and 00/100 Dollars ($430,000), together with interest earned thereon from the date of this Note.

The interest rate on this Note is subject to change from time to time based on changes in the lowest rate at which the Holder is able to borrow funds (the "Holder's Rate").  The Holder is responsible to advise the Company of the change in the interest rate, and shall provide evidence of the Holder's Rate to the Company and its external auditors upon request.

Interest will be earned at the per annum rate equal to the Holder's Rate plus two percent (2%).  From the date of this Note through at least May 31, 2009, the interest rate in effect will be 2.87%.   Thereafter, it may be adjusted by the Holder once per month, and effective the first day of each month, upon proper notice to the Company by the Holder.

The new interest rate will be applicable to the unpaid principal balance outstanding as of the last day of the month immediately prior to the effective date of the interest rate change.

Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

Principal and interest are payable in accordance with the following provisions:

            The entire outstanding principal balance of the indebtedness evidenced hereby, together with accrued interest thereon, shall be due and payable in a series of thirty six monthly installments of principal and interest.  The first such payment shall be due on August 1, 2009.    Interest earned from the date of this Note through July 31, 2009 will be paid upon the earlier of principal retirement or maturity.  In the case of payment on maturity, such interest will be added to the final payment made on August 1, 2012.

The initial payment amount (which is subject to modification upon any change in the interest rate) to be paid to the Holder shall be $12,862.40 per month and will be paid according to the following schedule (which is subject to modification upon any change in the interest rate):

[ Amortization Table ]

            Note:  Interest earned from the date of this Note through July 31, 2009 will be added to the amount of the thirty-sixth and final payment illustrated on the above table.

            This Note shall mature on August 1, 2012, when the entire outstanding principal balance of the indebtedness evidenced hereby, together with accrued but unpaid interest thereon, shall be due and payable.

            Payment under this Note shall be made by check mailed to the Holder at the address stated in this Note or by check or wire transfer at such other address of which Holder may have notified Company in writing.  All payments shall be made in lawful money of the United States of America and, in the event of any partial payment, will be credited first to outstanding principal and then to interest.

            The payment obligations of this Note are subordinate in certain respects to the rights of Private Bank of Peninsula (the "Senior Lender). The Company's obligations hereunder are subject to compliance with the Senior Lender loan documents.

            "Event of Default", wherever used in this Note, means any one of the following events:

                        (1)       failure to make any payment when due under this Note and continuance of such failure for a period of ninety (90) days after written notice to Company; or

                        (2)       the Company shall commence (or take any action for the purpose of commencing) any proceedings under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute;

                        (3)       a proceeding shall be commenced against Company under any bankruptcy, reorganization, arrangement, readjustment or debt, moratorium or similar law of statute and relief is ordered against it, or the proceeding is controverted but is not dismissed within ninety (90) days after the commencement thereof;

                        (4)       Company consents to or suffers the appointment of a receiver, trustee or custodian to any substantial part of its assets that is not vacated within ninety (90) days;

            Deferral of payment obligations under this Note as required by the Senior Lender shall not be an Event of Default.

            If an Event of Default occurs, then and in every such case, the Holder may declare the entire unpaid principal balance of this Note to be due and payable immediately by a notice in writing to the Company (except in the case of a default under paragraph 1, under "Event of Default", above, in which case no additional notice shall be required other than the notice specified in paragraph 1) and up on any such declaration such principal and accrued interest thereon shall become immediately due and payable.

Any principal or interest amounts not paid when due, as herein, provided, will be subjected to a "penalty interest rate" in the amount of the Holder's rate plus six percentage points (+6%) to be earned on such unpaid amounts which shall be for the purpose of reimbursing the Holder for expenses incurred by reason of such late payment, which shall not exceed the expense so incurred.

            This Note may be prepaid in whole or in part at any time without penalty.

            All notices, demands, requests or other communications ("Notices") required or permitted to be given or made under this Note shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, to the address of the party to whom such Notices are to be given as stated in this Note or as subsequently designated in writing in accordance with the terms of this paragraph.  All Notices shall be deemed to have been given on the date personally delivered or, if mailed, on the date received or three (3) business days after the date of mailing, whichever is earlier.

            This Note shall be governed by and construed in accordance with the laws of the State of California.  No requirement of this Note may be waived at any time except by written instrument signed by the party against whom such a waiver is sought to be enforced, nor shall any waiver be deemed a waiver of any subsequent breach or default.  No failure to act or delay by Holder, in order to enforce payment of this Note, shall be constitute a waiver of its rights and remedies.

            The Company, for itself, its successors and assigns, hereby (a) expressly waives presentment, demand for payment, notice of dishonor, protest, notice of non-payment protest, and diligence in collection; (b) consents that the time of all payments or any part thereof may be extended, rearranged, renewed or postponed by the Holder hereof; (c) agrees that the Holder, in order to enforce payment of this Note, shall not be required first to instituted any suit or to exhaust any of its remedies against the undersigned.

            IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the date set forth above.

                                                                                    VillageEDOCS, Inc.,

                                                                                    a Delaware corporation

                                                                                    By: /s/ K. Mason Conner

                                                                                                Mason Conner, in his

capacity as President and Chief Executive Office and not

                                                                                                in his individual capacity.